Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

(the “Trust”)

Innovator U.S. Equity Accelerated ETF™ – Quarterly

Innovator Growth Accelerated ETF™ – Quarterly

(each, a “Fund” and together, the “Funds”)

Supplement To each Fund’s Prospectus
Dated April 1, 2021

December 23, 2021

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately three months. The current Outcome Period will end on December 31, 2021, and each Fund will commence a new outcome period that will begin on January 1, 2022 and end on March 31, 2022. Each Fund’s Cap will not be determined until the start of the new outcome period on January 1, 2022. As of December 22, 2021, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator U.S. Equity Accelerated ETF™ – Quarterly	XDSQ	6.66% – 8.36% (6.46% – 8.16% after taking into account the Fund’s unitary management fee)
Innovator Growth Accelerated ETF™ – Quarterly	XDQQ	8.93% – 10.89% (8.73% – 10.69% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference